Agreement of Lease, made as of this 28th day of December 1999 between BRAUN MANAGEMENT, INC. of 160 Broadway, New York, NY 10038 as agent for BOWLING GREEN ASSOCIATES, L.P. party of the first part, hereinafter referred to as OWNER, and WEALTHHOUND, INC. a Florida Corporation with offices at 42 Broadway, New York, NY 10004 party of the second part, hereinafter referred to as TENANT.

         Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Entire 21st and 22nd floors, as shown on Exhibits A and B annexed hereto and hereinafter referred to as the Demised Premises in the building known as 11 Broadway in the Borough of Manhattan, City of New York for the term of. See Paragraph 37.01 (or until such term shall sooner cease and expire as hereinafter provided to commence on the ___ day of ______________ nineteen hundred and ______________, and to end on the _______ day of ___________ and See Paragraph
37.01 both dates inclusive, at an annual rental rate of See Paragraph 37.02 which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installments(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The  parties  hereto,  for  themselves,   their  heirs,   distributees,
executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:


RENT:
----
          1. Tenant shall pay the rent as above and as hereinafter provided


OCCUPANCY:
---------

          2.  Tenant  shall  use  and  occupy  demised   premises  for  General,
administrative and executive offices of on-line trading and financial internet portal and for no other purpose

TENANT ALTERATIONS:
------------------

          3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental bodies and upon completion, certificates of final approval thereof and shall deliver promptly duplicates of all such permits approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors an sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner or Tenant's behalf, shall, upon installation, become the property of the Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of any other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS:
-----------------------

          4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appliances therein, Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for duration of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from owner or others making repairs, alterations, additions or improvements or to any portion of the building or the or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.


WINDOW CLEANING:
---------------

          5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or any other applicable law or of the Rules of the board of Standards and Appeals, or any other Board or body having or asserting jurisdiction.


REQUIREMENTS OF LAW, FIRE INSURANCE FLOOR LOADS:
-----------------------------------------------

          6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method or operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules regulations or requirements provided same is done with all reasonable promptness and provides such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damages. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, not use the premises in an manner which will increase the insurance rate for the building or any property located therein over than in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment to absorb and prevent vibration, noise and annoyance.


SUBORDINATION:
-------------

          7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination. Tenant shall from time to time execute promptly any certificate that Owner may request.


PROPERTY LOSS, DAMAGE REIMBURSEMENT INDEMNITY:
---------------------------------------------

          8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts. Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim. Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY:
------------------------------------

          9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable (c) if the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's right and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under a subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right or recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.


EMINENT DOMAIN:
--------------

          10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.



ASSIGNMENT, MORTGAGE, ETC.:
--------------------------

          11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant. Owner may, after default by Tenant, collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:
----------------

          12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the
capacity  of  existing   feeders  to  the  building  or  the  risers  or  wiring
installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:
------------------

          13. Access to Premises. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during progress of any work in the demised premises, make all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.



VAULT, VAULT SPACE, AREA:
------------------------

          14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line or the building. All vaults and vault space and all such areas not within the property line of the building, which tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.


OCCUPANCY:
---------

          15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:
----------

          16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect, at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:
-------

          17. (a) If Tenant defaults in fulfilling any of the covenants of thsi lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than tenant; or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code), or if Tenant shall fail to move in or to take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of such default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or removed within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed (or the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any term of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupancy of demised premises and remove their effects and hold the premises as if the lease had not bee made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:
------------------------------------------

          18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of the Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.



FEES AND EXPENSES:
-----------------


          19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.



BUILDING ALTERATIONS AND MANAGEMENT:
-----------------------------------

          20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.


NO REPRESENTATIONS BY OWNER:
---------------------------

          21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


END OF TERM:
-----------

          22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary ear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.


QUIET ENJOYMENT:
---------------

          23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed. Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:
--------------------------

          24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason. Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:
---------

          25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:
-----------------------

          26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant. Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.


INABILITY TO PERFORM:
--------------------

          27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:
-----------------

          28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.


SERVICES PROVIDED BY OWNERS:
---------------------------

          29. As long as Tenant is not in default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by
Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30h on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m. and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder.


CAPTIONS:
---------

          30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease not the unrest of any provisions.


DEFINITIONS:
-----------

          31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.


ADJACENT EXCAVATION-SHORING:
---------------------------

          32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license or enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall of the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution of abatement of rent.



RULES AND REGULATIONS:
---------------------

          33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.


SECURITY:
--------

          34. Tenant has deposited with Owner the sum of $244,387.52 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part. Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the accuracy to the new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.


ESTOPPEL CERTIFICATE:
--------------------

          35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS AND ASSIGNS:
----------------------

          36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.



         In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                 BRAUN MANAGEMENT, INC. as agent for BOWLING
                                   GREEM ASSOCIATES, L.P.

                                   By: /s/ Illegible
-------------------------             -------------------------
Witness for Tenant:                WEALTHHOUND, INC.


                                   By: /s/ Rebecca J. Brock
-------------------------              -------------------------------

              RIDER ATTACHED TO AND MADE A PART OF OFFICE LEASE BY
               AND BETWEEN BRAUN MANAGEMENT INC. OF 160 BROADWAY,
     NEW YORK, NY AS AGENT FOR BOWLING GREEN ASSOCIATES, L. P., ("Landlord")
                        and WEALTHHOUND, INC., ("Tenant")

                  37.01. The term of this Lease shall begin on April 1, 2000 (the "Term Commencement Date"). The term of the Lease shall expire March 31, 2010, (the "Expiration Date").

                  37.02. The rent (the "Base Rent" or "Fixed Rent") which Tenant agrees to pay in advance monthly installments shall be due and payable on the first day of each and every calendar month beginning on the Term Commencement Date continuing through the Expiration Date and shall be paid at the rate of THREE HUNDRED THIRTY-NINE THOUSAND ONE HUNDRED FIFTY DOLLARS ($339,150.00) per annum, payable in equal monthly installments of TWENTY-EIGHT THOUSAND TWO HUNDRED SIXTY-TWO DOLLARS and FIFTY CENTS ($28,262.50).

                  37.03. Tenant shall accept the Premises in its "as is" condition except Landlord shall, at Landlord's sole cost and expense at or about the commencement of the term according to Building Standards perform the following work ("Landlord's Work").

1. Construct offices as per Tenant's Architectural Plan to be supplied by Tenant but to be approved by Landlord.

2. Provide and install hung revealed spline ceiling. In the event Tenant requires upgrade Landlord will provide allowance of $3.50 per square foot of ceiling towards upgrading.

3. Carpet floors in color and style to be selected by Tenant from Landlord's standard carpet samples. If Tenant requires upgraded quality, Landlord will provide an allowance of $12.50 per square yard installed.

4. Paint walls and trim in color to be selected from Landlord's standard paint chart.

5.                  Provide  and  install   adequate   lighting  not  to  exceed
                    $17,000.00 cost to Landlord.

6. Provide and install electric outlets consisting of not more than 125 duplexes and 4 dedicated outlets.

7.                  Provide and install eight foot hollow metal doors.

                  37.04. In the event Landlord is unable to substantially complete Landlord's Work on the Term Commencement Date Tenant's obligation to pay Base Rent and additional rent shall be abated on a per diem basis until Substantial Completion shall occur. The rental payments for the calendar month following Substantial Completion shall be adjusted to reflect such abatement. In the event, however, Tenant shall take possession of the Premises and begin operation of its business or profession in the Premises before Substantial Completion by Landlord of Landlord's Work (the "Possession Date") then the aforementioned abatement shall end on the Possession Date rather than on the Substantial Completion Date. Full construction and Department of Building file ready plans (the "Plans") must be provided to Landlord by Tenant by February 1, 2000. For each day-of delay in delivery of the Plans, the Substantial Completion Date will be advanced by one day.

                  37.05. In the event the Rent Commencement Date shall occur on a day other than the first day of a calendar month, the next instalment of rents due shall be adjusted on a per diem basis to reflect the actual rent due for the preceding partial rental month.

                  38.01.  As   used  in  this Article the words and terms which
follow mean and include the following:

                    (a) "Tax Year" shall mean each period of twelve months, commencing on the first day of July of each such period, in which occurs any part of the term of this Lease or such other fiscal year as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

                    (b) "Operation Year" shall mean each calendar year, subsequent to the calendar year 2000 in which occurs any part of the term of this Lease.

                    (c)                 "Tenant's   Proportionate  Share"  shall
                                        mean two and thirty-six hundredths of one percent (2.36%).

                    (d) "Area of the Premises" shall mean the rentable square foot area of the Demised Premises (which the parties have agreed shall be 9.975 square feet for the purposes of this Article).

                    (e) "Real Estate Tax" shall mean any and all taxes and assessments (including, without limitation, special and extraordinary assessments) imposed upon the Building(s) and the Land(s) of which the Demised Premises forms a part. If there  is a  change  in  the  method  of
                                        taxation which results in any franchise,
                                        income,   rent,  profit  or  other  tax,
                                        however designated, being levied against
                                        Landlord and/or the owner of the Land(s) and Building(s) in substitution of, or in addition to any Real Estate Tax, in whole or in part, such tax or taxes shall be considered to be a Real Estate Tax for the purposes hereof.

                    (f) "Real Estate Tax Base" shall mean the Real Estate Taxes for the one fiscal period (i.e., July 1 to June 30) of 1999/2000.

                    (g) "Hourly Wage Rate" as respects any Operation Year shall mean the minimum hourly wage prescribed to be paid to the workers described below, appropriately adjusted from time to time to reflect changes in fringe benefits required by law or by applicable labor agreements and computed on an hourly basis, in major office buildings (hereinafter called "Class A Office Buildings") and in effect as of January 1 in such Operation Year (or if such rate and/or benefits shall be subject to change during an Operation Year then the average thereof for such Operation Year as reasonably estimated or calculated by Landlord) pursuant to an agreement between the Realty Advisory Board on Labor Relations, Incorporated (or any successor thereto) and Local 32B of the Service Employees International Union, AFL-CIO (or any successor thereto) covering the wage rates of those workers classified as "Others" (or any successor or equivalent designation) in Class A Office Buildings which said minimum hourly wage rates shall be computed on the basis of the total weekly amount required to be paid to said workers in the Building for regular work weeks (exclusive of any overtime or premium pay work in such regular work weeks.) Such total weekly amounts shall be inclusive of all payments or benefits of every nature and kind (including those required to be paid by the employer directly to the taxing authorities or others on account of the employment) such as, without limiting the generality of the foregoing, social security, unemployment and all other similar taxes, holiday and vacation pay, incentive pay, accident, health and welfare insurance programs, pension plans, guarantee pay plans and supplemental unemployment benefit programs, and fringe benefits, payments,
                                        plans  or   programs  of  a  similar  or
                                        dissimilar   nature,   irrespective   of
                                        whether they may be required or provided
                                        for in any  applicable law or regulation
                                        or  otherwise.   If  there  is  no  such
                                        agreement  in  effect  as  of  any  such
                                        January 1 by which the Hourly  Wage Rate
                                        is   determinable,    computations   and
                                        payments  shall  thereupon  be made upon
                                        the basis of the Hourly  Wage Rate being
                                        paid   by   the   Landlord   or  by  the
                                        contractor   performing   the   cleaning
                                        services  for Landlord on such January 1
                                        for porters or cleaners, as the case may
                                        be,    and    appropriate    retroactive
                                        adjustment shall thereafter be made when
                                        the  Hourly   Wage  Rate  paid  on  such
                                        January 1 pursuant to such agreement for
                                        said workers is finally  determined  and
                                        provided  further that if as of the last
                                        day  of  such  Operation  Year  no  such
                                        agreement   covering   the   January   1
                                        occurring in such

                                        Operation   Year  shall  have  been  in
                                        effect, the Hourly Wage Rate paid by the
                                        landlord or by the contractor performing
                                        the  cleaning  services  for landlord on
                                        such  January 1 for porters and cleaners
                                        shall be for all purposes  hereof deemed
                                        to be such Hourly  Wage Rate  prescribed
                                        by such agreement between said Board (or
                                        any  successor  thereto)  and said Union
                                        (or  any  successor  thereto)  for  such
                                        Operation  Year. It is  understood  that
                                        the   definitions   set  forth  in  this
                                        paragraph  and related  definitions  set
                                        forth  elsewhere  in  this  Article  are
                                        designed to provide an escalation  index
                                        only,   and  no   express   or   implied
                                        representation    is   made   that   the
                                        additional   rental  derived  from  such
                                        index will bear any relationship to actual operating expenses of Landlord.

                    (h) "Labor Rate" for any Operation Year shall mean the Hourly Wage Rate for workers classified as "Others."

                    (i) "Base Labor Rate" shall mean the Labor Rate for the calendar year 2000.

                    (j) "Escalation Statement" shall mean statement in writing signed by landlord, setting forth the amount payable by Tenant for a specified Tax Year or Operation Year (as the case may be) pursuant to this Article.

                  38.02. From April 1, 2001, if the Real Estate Taxes for any Tax Year shall be greater than the Real Estate Tax Base, Tenant shall pay the Landlord as additional rent for the Demised Premises for such Tax Year an amount equal to Tenant's Proportionate Share of the difference between Real Estate Taxes for such Tax Year and the Real Estate Tax Base.

                  38.03. If the Labor Rate for any Operation Year shall be greater than the Base Labor Rate, Tenant shall pay to Landlord as additional rent for the Demised Premises for such Operation Year an amount equal to the product obtained by multiplying the Area of the Premises by the number of cents (including any fraction of a cent)by which the Labor Rate for such Operation Year exceeds the Base Labor Rate.

                  38.04. Any such adjustment payable by reason of the provisions of Section 38.02 hereof shall be payable within fifteen (15) days after Landlord shall furnish to Tenant an Escalation Statement with respect to Real Estate Taxes for any Tax Year.

                  38.05 Any such adjustment payable by reason of the provisions of Section 38.03 shall commence as of the first day of the relevant Operation Year and, after Landlord shall furnish Tenant with an Escalation Statement relating to such Operation Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article, provided however, that if said Escalation Statement is furnished to Tenant after the commencement of such Operation Year, there shall be promptly paid by Tenant to Landlord, an amount equal to the portion of such adjustment allocable to the part of such Operation Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant.

                  38.06 In the event (i) that the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year or an Operation Year, or (ii) of any increase or decrease in the Area of the Demised Premises (as may be provided herein), then in each such event in applying the provisions of this Article with respect to any Tax year or Operation Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article taking into consideration: (a) the portion of such Tax Year or Operation Year which shall have elapsed prior to the date of such expiration or termination; or (b) in the case of any such increase or decrease, the portion of the Demised Premises to which the same relate. Similarly, if the term of this Lease shall begin or end on a date which is not the first (with respect to term commencement) or the last (with respect to expiration or termination) day of a calendar month, appropriate adjustments shall be made to Fixed Rent and additional rent for the first or last month of the term, as the case may be, to reflect the portion of a month falling within the term of this Lease. However, nothing contained herein shall relieve Tenant of liability for all Fixed Rent and additional rent which would have been due following termination for Tenant's default.

                  38.07. Payments shall be made pursuant to this Article notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this Lease.

                  38.08. In case the Real Estate Taxes for any Tax Year or part thereof shall be reduced before Tenant shall have paid Tenant's Proportionate Share of any excess thereof in respect of such Tax year pursuant to Section
38.02 hereof, the Real Estate Taxes for such Tax Year shall be deemed to include any expenses, including counsel fees, incurred by Landlord in connection with reducing the assessed valuation and/or in obtaining such reduction.

                  38.09. In case the Real Estate Taxes for any Tax Year or part thereof shall be reduced after Tenant shall have paid Tenant's Proportionate Share of any excess thereof in respect of such Tax Year pursuant to Section
38.02 hereof, Tenant shall be entitled to receive Tenant's Proportionate Share of such reduction after Landlord's receipt of a refund or credit for said reduction, provided, however, that the Real Estate Taxes for such Tax Year shall be deemed to include any expenses, including counsel fees, incurred by Landlord in connection with obtaining said reduction.

                  39.01 Landlord will furnish electricity to the Tenant through presently installed electrical facilities for Tenant's reasonable use of lighting, electrical appliances and other equipment, and in consideration thereof Tenant agrees that the rent reserved in the within Lease shall be increased by a sum effective as of the commencement of this Lease of $27,431.25 per annum, payable in equal installments of $2,285.94 per month. In the event the Landlord believes that the electricity cost is at any time greater than the aforementioned sum (or such additional rent for electricity as may hereafter be determined), the Tenant agrees that an independent electrical consultant, selected by the Landlord, may make a survey of the electrical equipment consuming electricity located inside and outside the Demised Premises (but equipment located outside, e.g. air conditioners, shall be included only to the extent that the same serve the Demised Premises) to determine the increase in rent due to electricity. The Tenant agrees to pay the new electricity rent charge as determined by the electrical consultant effective as of the date of the consultant's survey. Further, if the Landlord's electric rates or charges of any kind imposed thereon by the public utility corporation serving the area where the building is located are increased or if there shall be any increase in sales, excise or any similar tax imposed on electrical consumption, the additional charge for electricity shall be increased to reflect such increases without a survey.

                  39.02. In the event Tenant shall default in his payment of Base Rent or additional rent pursuant to Paragraph 39.01, Landlord reserves the right to discontinue furnishing electric current to Tenant at any time upon not less than thirty (30) days' written notice to Tenant. If Landlord exercises such right of termination, this Lease shall continue in full force and effect and shall be unaffected thereby except the Tenant's liability for additional rent provided for in this Article shall terminate as of the date of discontinuance of the supplying of electric current. If Landlord so discontinues furnishing electric current to Tenant, Tenant shall make application directly to the public utility serving the area in which the building is located and Landlord shall permit its wires and conduits to the extent available and safely capable to be used for such purpose.

                  40. All taxes, charges, costs and expenses which the Tenant is required to pay under any terms of this Lease, together with all interest and penalties that may accrue thereon, in the event of the Tenant's failure to pay such amounts and all damages, costs and expenses which the Landlord may incur by reason of any default of the Tenant or failure on the Tenant's part to comply with the terms of this Lease, shall be deemed to be additional rent and, in the event of nonpayment by the Tenant, the Landlord shall have all the rights and remedies with respect thereto as the Landlord has for the nonpayment of the fixed rent. If Landlord does not receive full payment for rent (i.e., Fixed Rent and/or additional rent) within ten (10) days after the date on which payment is due, Tenant shall be liable to Landlord for all reasonable legal fees and interest on late payments at a rate equal to one percent above the prime lending rate then in effect for loans of Citibank, N.A. (or its successor) in the State of New York, which shall accrue on a daily basis from the date on which the payment was due to the date on which Landlord collects payment in full. However, if the collection of interest at the rate specified herein would be usurious or otherwise unenforceable, interest on late payments shall accrue at the highest lawful rate.

                  41.01. If the Landlord or any successor in interest shall be an individual, joint venture, Tenants-in-common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenants-in-common, firm or partnership in respect to any of the covenants or conditions of this Lease. The Tenant shall look solely to the equity of the Landlord in the property for the satisfaction of the remedies of the Tenant in the event of a breach by the Landlord of any of the covenants or conditions of this Lease.

                  41.02. Each party agrees, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, to execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and additional rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

                  42. All notices required herein shall be in writing, addressed to Landlord and Tenant at the addresses set forth herein, except after Tenant has commenced occupancy of the Demised Premises, notices shall be sent to the Demised Premises and shall be delivered personally or sent by certified mail, return receipt requested. The date of delivery or mailing shall be deemed to be the date on which notice is given. Either party may change the address to which notices to it are to be sent on seven (7) days prior notice.

                  43. Tenant warrants to Landlord that no real estate agent or broker except BRAUN MANAGEMENT INC. and GVA WILLIAMS brought about this Lease and agrees to indemnify and defend Landlord on demand against all claims made by (other) brokers and agents for fees or commissions with respect to this Lease.

                  44.  Landlord shall be entitled on at least one hundred eighty
(180) days prior written notice thereof, to cancel this Lease for the purpose of actually demolishing the Building or changing the Building use to residential and this Lease shall come to an end on the date in such notice specified with the same force and effect as if such date were the date herein specified for the expiration hereof and the rent, including any additional rent provided for under this Lease, shall be apportioned and adjusted as of the effective date of such cancellation.

                  45.  Intentionally Omitted.

                  46.01. Article 11 of this Lease is modified to the following extent. If Tenant shall desire to assign this Lease or sublet the leased premises, in whole or in part, Landlord will not unreasonably withhold or delay its prior written consent thereto provided:

A. Tenant shall give Landlord prior notice ("Tenant's Notice") of its desire to assign this Lease or sublet all, or any portion of the Demised Premises. Tenant's Notice must be given to Landlord at least sixty (60) days, but not more than one hundred twenty (120) days prior to the date on which the assignment would become effective, or at least sixty (60) days, but not more than one hundred twenty (120) days prior to the date on which the term of the sublease would start. Tenant's Notice shall include a duplicate copy of the assignment or sublease, if one has already been executed (but such execution must be subject to Landlord's consent as herein provided) or, if the assignment or sublease has not yet been executed, Tenant's Notice shall identify the proposed assignee or subtenant and shall contain a copy of the proposed assignment or sublease which conforms in all material respects to the one that Tenant wants Landlord to consent to.

B. An assignment shall include an assumption by the assignee, from and after the effective date of such assignment, of the performance and observance of all of the covenants and conditions in this Lease contained on Tenant's part to be performed and observed as if the assignee had executed this Lease as the original Tenant. A sublease shall specify that it is subject to this Lease and that the premises to be sublet shall be used solely for the same use permitted hereunder for

          Tenant. No sublease (for all or part of the Demised Premises) or assignment of this Lease shall permit further assignment or subletting (in whole or in part) without the prior written consent of Landlord in each instance.

C. If Tenant shall give Tenant's Notice of a desire to assign this Lease, or to sublet all or part of the premises hereby leased, Landlord shall be entitled to cancel this Lease on at least sixty (60) days', but not more than one hundred twenty (120) days', prior notice thereof, and this Lease shall come to an end on the date in such notice specified, with the same force and effect as if such date were the date herein specified for the expiration hereof, and the rent (i.e., Base Rent and additional rent) provided for under this Lease shall be apportioned and adjusted as of the effective date of such cancellation. Landlord's notice of cancellation may be given at any time following Landlord's receipt of Tenant's Notice and Landlord's right of cancellation shall persist for the balance of the term of this Lease without regard to whether or not Landlord's consent was given to any assignment of this Lease or sublease for all or any portion of the demised premises. Landlord's acceptance of rent shall not constitute the waiver of any of Landlord's rights.

D. Whenever Tenant shall claim under this Article or any other part of this Lease that Landlord has unreasonably withheld or delayed its consent to some request of Tenant, Tenant shall have no claim for damages by reason of such alleged withholding or delay, and Tenant's sole remedies therefor shall be a right to compel arbitration of the matter in dispute or to obtain specific performance, but in any event without recovery of damages;

E. Tenant shall have no right to sublet (in whole or in part) or to assign if it is in default under this Lease. No assignment of this Lease and no sublease for all or any part of the Demised Premises shall relieve Tenant of liability to Landlord for breach of this Lease.

F. In the event that the monthly rental which Tenant receives from a sublease for all or any portion of the Demised Premises permitted hereunder is greater than a sum equal to the percentage of the total area of the Demised Premises which is sublet multiplied by Tenant's rent (i.e., Base Rent and additional rent) per month, the difference between said sums shall be paid to Landlord each month as additional rent. Any and all consideration required to be paid to Tenant by an assignee in connection with an assignment permitted hereunder shall be paid to Landlord by Tenant as additional rent.

G. No subtenant or assignee shall be: an employment agency, a governmental or quasi-governmental organization; a non-for-profit corporation or organization; a current tenant, subtenant or occupant of the Building; or a prospective tenant who is negotiating with Landlord for space in the Building.

H.        Anything  contained in this  Article to the  contrary  notwithstanding
          Landlord shall not be required to consent to any sublease which provides for a Base Rent per square foot per annum that is less than the quotient derived from adding Tenant's Base Rent per annum plus additional rent per annum being paid by Tenant pursuant to Article 38 at the time in question and dividing such sum by the Area of the Premises;

                  46.02. Tenant shall not publish or disseminate advertisements for a subtenant or assignee and must use the real estate broker or agent designated by Landlord as the sole broker or agent for a sublease or assignment permitted under this Article. Landlord shall be entitled to injunctive relief to enforce the provisions of this Article and the parties agree that irreparable injury in the form of damages to Landlord that are large, irreversible and difficult to precisely evaluate shall be deemed to result from the breach of the provisions of this Article by Tenant.

                  46.03. Tenant shall not be a subtenant or an assignee pursuant to any assignment or sublease whatsoever which relates to space in the building of which the Demised Premises forms a part.

                  47.01. Subject to the provisions of this Article, this lease may be assigned, or the Demised Premises may be sublet, in whole or in part, to any corporation or other entity which shall be an affiliate, subsidiary, or successor of Tenant, provided that Landlord is given prior notice of such assignment or subletting, and provided further that the Base Rent per square foot per annum to be paid by the sublessee pursuant to any sublease permitted under this Article shall not be less than the quotient derived by dividing the Base Rent per annum set forth in this Lease by the Area of the Premises.

                  47.02. As used in this Article "subsidiary", "affiliate" and "successor" of Tenant shall mean the following:

                  (a) An "affiliate" shall mean any corporation or other entity which controls Tenant, is controlled by Tenant or is under common control with Tenant. For this purpose, "control" shall mean the possession of the power to direct or cause the direction of the management and policies of such corporation, whether through ownership of voting securities or by contract or otherwise.

                  (b) A "subsidiary" shall mean any corporation or other entity not less than fifty-one percent (51%) of whose outstanding stock or whose equity shall at the time be owned by Tenant.

                  (c)      A "successor" shall mean:

                           (i) A corporation or other entity into which or with which Tenant is merged or consolidated, in accordance with applicable statutory provisions for merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation the liabilities of the corporations or other entity participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation, or

                           (ii) A corporation or other entity acquiring this Lease and the term hereby demised and a substantial portion or all of the property and assets of Tenant, provided that such corporation shall have a positive (as opposed to a negative) net worth immediately after such acquisition and such net worth is not less than Tenant's net worth immediately prior to such acquisition.

                  47.03. Acquisition by Tenant of a substantial portion of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation or other entity shall be deemed a merger of such corporation into Tenant.

                  47.04. An assignment of this Lease or a sublease relating to all or part of the Demised Premises pursuant to this Article shall not relieve Tenant of liability to Landlord for breach of this Lease. Tenant shall not enter into an assignment or sublease of any kind while Tenant is in default under this Lease. Tenant shall furnish Landlord, on demand, with such documents and information as Landlord may reasonably require to substantiate relationships, conditions and transactions described in this Article. No sublease for all or part of the Demised Premises and no assignment of this Lease shall permit further assignment or the subletting of all or part of the Demised premises without Landlord's prior written consent in each instance. Landlord's acceptance of rent shall not constitute Landlord's waiver of any of its rights.

                  48. Landlord acknowledges that Tenant may request that Landlord join Tenant in executing the Commercial Revitalization Program Application (the "Application") for real estate tax abatement (the "Abatement") applicable to pre-1975 buildings in Lower Manhattan effective October 29, 1995. Landlord agrees to join Tenant in executing the Application subject to Tenant's paying all costs and expenses to make Application, including but not limited to the filing fee, and Tenant's paying all other fees regarding the Abatement covering this Lease, and that Tenant shall pursue the Abatement in a reasonable manner (and in this regard, Tenant, and not Landlord, is fully responsible to timely submit and for the accuracy of, the Application and all ancillary documents, and Landlord's only ancillary documentation), and Landlord's only obligation in this manner shall be to reasonably cooperate with Tenant at no cost or expense to Landlord. Landlord shall not be required to join Tenant in executing the Application and all ancillary documentation if doing so would result in any loss, cost or damage to Landlord or if the Application and all ancillary documentation are not accurately completed. Tenant acknowledges that Landlord makes no representation that (i) this Lease or the Demised Premises covered by this Lease is eligible for the Abatement, (ii) the Abatement covering this Lease, if any, will be obtained (or once obtained that the Abatement will continue in effect), and (iii) the effectiveness of this Lease and Tenant's obligation to pay basic annual rent, additional rent and other charges (collectively, the "Rent") under this Lease shall not be affected by whether or not the Abatement covering this Lease is obtained (or once obtained the Abatement continues in effect). The Rent set forth in this Lease does not reflect the Abatement, and if the Abatement covering this Lease is granted and is in effect then the amount Landlord charges Tenant for Rent shall accurately reflect said Abatement. However, if and in the extent Landlord is not required to pay real estate taxes for any reason other than the Abatement, Landlord shall charge Tenant for Rent without Reflecting the Abatement. Landlord and Tenant acknowledge that an expenditure of not less than $5.00 per square foot of the Demised Premises (the "Expenditure Minimum") must be timely made to the Demised Premises and/or the common areas of the Building by Landlord and/or Tenant in order to qualify for the Abatement; Landlord's acknowledgment set forth above in this sentence does not require Landlord to make any expenditure that Landlord has not otherwise agreed to make or to consent to any improvements to be made by Tenant to which Landlord is not otherwise required to consent, and therefore Landlord makes no representation that the Expenditure Minimum will be timely reached for this Lease. The calculation of (i) the amount of the Abatement covering this Lease, (ii) the Expenditure Minimum, and (iii) the square footage of the demised premises for purposes of completing the Application and calculating the Abatement covering this Lease, only shall apply the Department of Finance calculation of the square footage of the Building and Tenant's Proportionate Share set forth in the Article of this Lease covering Real Estate Tax Escalation, and Landlord and Tenant agree that the above-mentioned calculations and square footage shall have no application except with regard to the Abatement. Landlord and Tenant acknowledge that the Abatement covering this Lease may be revoked if real estate taxes or water or sewer charges or other lienable charges on the Building are unpaid for one (1) year (unless delinquent amounts are paid as provided for in the law covering the Abatement). Tenant agrees that Tenant is only entitled to the benefits of the Abatement so long as Landlord's actual real estate tax payments are reduced to reflect the Abatement and therefore there shall be no reduction in Tenant's payment of Rent in anticipation of the Abatement or for any reason other than the Abatement. The additional rent due and payable under the Article of this Lease regarding Real Estate Tax Escalation is independent of and shall not be affected by or reflect the Abatement.

                  49.01. In the event Tenant shall become a debtor under Chapter 7 of the Bankruptcy Code as it may be amended or to any other successor statute thereto, and the Trustee and/or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the terms and conditions of paragraphs 49.02 and 49.03 hereof are satisfied. If such Trustee shall fail to elect or assume this Lease within thirty (30) days after the filing of the Petition, this Lease shall be deemed to have been rejected. Landlord shall be thereupon immediately entitled to possession of the demised premises without further obligation to Tenant or Trustee, and this Lease shall be canceled, but our right to be compensated for damages in such liquidation proceeding shall survive. In the event Tenant or the Trustee fail to vacate the Premises after the Lease is rejected, Landlord may move to the Bankruptcy Court before which the case is pending for an order directing Tenant and/or Trustee to vacate the Premises. It is agreed that such motion by Landlord shall be deemed to be a "core proceeding" as that term is contemplated by 28 U.S.C. ss.157.

                  49.02. In the event a Petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter 11 of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is converted to Chapter 11, the Trustee or Tenant, as Debtor-In-Possession, must elect to assume this Lease within thirty (30) days from the date of the filing of the Petition under Chapter 11 or the Trustee or Tenant shall be deemed to have rejected this Lease. In the event Tenant or the Trustee fail to vacate the Premises after the Lease is rejected, Landlord may move to the Bankruptcy Court before which the case is pending for an order directing Tenant and/or the Trustee to vacate the Premises. It is agreed that such motion by Landlord shall be deemed to be a "core proceeding" as that term is contemplated by 28 U.S.C. ss. 157. No election by the Trustee or Tenant to assume this Lease, whether under Chapter 7 or 11 shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of Tenant's bankruptcy proceeding, have been satisfied, and Landlord and Tenant have so acknowledged in writing:

                  49.02.1. The Trustee or Tenant has cured all defaults under the Lease and has provided Landlord adequate assurance of future performance of the Lease's terms on the date of such assumption of the Lease.

                  49.02.02. The Trustee or Tenant has provided Landlord with adequate assurance of the future performance of each of Tenant's or the Trustee's obligations under this Lease; provided, however, that:

                  (a) The Trustee or Tenant shall also deposit with Landlord, as security for the timely payment of rent, an additional amount equal to three (3) installments of Base Rent and other monetary charges accruing under this Lease; and

                  (b) If not otherwise required by the terms of this Lease, the Trustee or Tenant shall also pay in advance on the date Base Rent is payable l/l2th of Tenant's annual obligations under this Lease for additional rents (i.e., real estate tax, porters wage escalations, electricity) and similar charges.

                  (c) From and after the date of the assumption of this Lease, the Trustee or Tenant shall pay as rent an amount equal to the sum of the Base Rent otherwise payable hereunder, which amount shall be payable in advance in equal monthly installments on the date Base Rent is payable.

                  (d) The obligations imposed upon the Trustee or Tenant shall continue with respect to Tenant and/or any assignee of the Lease after the completion of bankruptcy proceeding.

                  49.02.3.  The assumption of this Lease will not:

                  (a) Breach any provision in any other lease, mortgage, financing agreement or other agreement by which Tenant is bound relating to the premises.

                  (b) Disrupt, in Landlord's reasonable judgment, the tenant mix of the Building or any other attempt by Landlord to provide a specific variety of tenants in the Building, in Landlord's judgment, would be most beneficial to all of the tenants at property where the Building is located and would enhance the image, reputation and profitability of the Building.

                  49.03. For purposes of this Paragraph, Landlord and Tenant acknowledge that in the context of Tenant's bankruptcy proceeding, at a minimum "adequate assurance" shall mean:

                  49.03.1. The Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill Tenant's obligations under this Lease, and to keep the Demised Premises properly used and staffed with sufficient employees to conduct a fully operational actively promoted business on the Demised Premises; and

                  49.013.2. The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and/or mortgage in Tenant's or Trustee's property, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.

                  49.03.3. In the event that this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-In-Possession under the provisions of Sub-paragraph 49.03.2 hereof and thereafter Tenant are liquidated or file a subsequent Petition for reorganization or adjustment of debts under Chapters 11 or 13 of the Bankruptcy Code, then, and in either of such events, Landlord may, at our option, terminate this Lease and all of Tenant's rights hereunder, by giving

Tenant written notice of its election to so terminate,  by no later than thirty
(30)days after the occurrence of either of such events.

                  49.03.4. If the Trustee or Tenant has assumed the Lease pursuant to the terms and provisions of Paragraphs 49.01 or 49.02 herein, for the purposes of assigning (or elects to assign) Tenant's interest under this Lease or the estate created thereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this sub-paragraph 49.03.04 of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. For purposes of this Sub-paragraph 49.03.4, Landlord and Tenant acknowledge that, in the context of Tenant's Bankruptcy proceeding, at a minimum "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing that:

(a) The assignee has submitted a current financial statement audited by a certified public accountant which shows a net worth and working capital in amounts reasonably determined to be sufficient by Landlord to assure the future performance by such assignee of Tenant's obligations under this Lease;

(b) The assignee, if requested by Landlord, shall have obtained and provided guarantees in form and substance reasonably satisfactory to Landlord from one or more persons who satisfy our standards of creditworthiness;

(c)       The  assignee   has   submitted   in  writing   evidence,   reasonably
          satisfactory to Landlord, of substantial experience in the area of business permitted under this Lease; and

(d) Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

                  49.03.5. When, pursuant to the Bankruptcy Code, the Trustee or Tenant shall be obligated to pay reasonable use and occupancy charges for the use of the Demised Premises or any portion thereof, such charges shall not be less than the Base Rent as defined in this Lease and other of Tenant's monetary obligations for the payment of additional rents (i. e., operating cost and real estate tax escalations, electricity) and similar charges.

                  49.03.6. Neither Tenant's interest in the Lease, nor any lesser interest herein, nor any estate of Tenant's :hereby created, shall pay to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or Tenant's property (hereinafter referred to as the "state law") unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain our consent or our right to terminate this Lease for any transfer of Landlord's interest under this Lease without such consent.

                  49.03.7. In the event Tenant's estate created hereby shall be taken in execution or by other process of law, or if Tenant or any guarantor of Tenant's obligations hereunder (hereinafter referred to as the "Guarantor") shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against the guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a Receiver or Trustee of Tenant's property or the guarantor shall be appointed under state law by reason of Tenant's or the Guarantor's insolvency or if any assignment shall be made of Tenant's or the Guarantor's interest in the Lease for the benefit of creditors; then and in such event Landlord may, at our option, terminate this Lease and all of Tenant's rights hereunder by giving Tenant written notice of the election to so terminate within thirty (30) days after the occurrence of such event.

                  50. Anything herein to the contrary notwithstanding in consideration of this Lease, Landlord agrees to license to Tenant subject to the other terms and conditions of this Lease, the use of office Suite 230 (the "Licensed Premises") in the Building for a period commencing on January 1, 2000 and ending upon Substantial Completion of the Demised Premises, at which time Tenant will surrender to Landlord the Licensed Premises to Landlord in

"broom clean" condition. Tenant will pay to Landlord a use and occupancy charge or license fee in advance at the monthly rate of $687.50, which includes any and all charges and expenses associated with using the Licensed Premises in its present condition. Tenant shall occupy the Licensed Premises as a Licensee in its then "as is" condition and shall return the Licensed Premises to Landlord in the original delivered condition, reasonable wear and tear excepted.

                  51. Anything in Article 3 1 to the contrary notwithstanding, provided Tenant shall then not be in default of the rental obligations under this Lease, commencing the third anniversary of the Term Commencement Date, and annually thereafter until and including the seventh anniversary of the Term Commencement Date Landlord shall credit to Tenant's account from the herein Security Deposit the sum of $30,548.44 to be applied to Tenant's then current rent obligations. After the application of the aforesaid total of $152,742.20, the remaining balance of Tenant's Security Deposit with Landlord until the end of the Lease Term shall be $91,645.32.